UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 22, 2021

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 25, 2021, TrueBlue, Inc. (the “Company”) announced the appointment and election of Sonita Lontoh to the Company’s board of directors, effective immediately.
Ms. Lontoh currently serves as the Global Head of Marketing, Personalization and 3D Printing, of HP Inc., a global technology company, and as an independent director of Sunrun Inc., one of the largest residential solar-and-battery-as-a-service companies in the United States. Previously, she served as Vice President of Strategic Marketing, Digital Grid, at Siemens AG, a global leader in automation and digitalization solutions, from February 2016 to April 2018. Prior to Siemens, Ms. Lontoh served as the Director of Marketing of Trilliant, a global IoT solutions company, from February 2011 to February 2016. Earlier in her career, Ms. Lontoh served at PG&E, one of the largest energy providers in the United States. Ms. Lontoh currently serves on the advisory board of the Jacobs Institute of Design Innovation at the University of California Berkeley and was previously a mentor for the U.S. State Department’s TechWomen program. She is also a member of the U.S. National Association of Corporate Directors and the Women Corporate Directors Foundation. Ms. Lontoh is an inductee to the U.S. Asian American Hall of Fame and U.S. Women in Manufacturing Hall of Fame. Ms. Lontoh earned a Bachelor of Science degree in Industrial Engineering and Operations Research from the University of California Berkeley, a Master of Engineering in Logistics from the Massachusetts Institute of Technology (MIT), and an M.B.A. with a focus on strategy and marketing from Northwestern University’s Kellogg School of Management.

There are no arrangements or understandings between Ms. Lontoh and any other persons pursuant to which Ms. Lontoh was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Lontoh, or any member of her immediate family, has a direct or indirect material interest.
Ms. Lontoh will be entitled to receive the same compensation for service as director as is provided to other non-employee directors of the Company (on a prorated basis for 2021), and will be able to participate in the Company’s Equity Retainer and Deferred Compensation Plan for Non-Employee Directors, in each case as described in more detail in the Company’s 2021 Proxy Statement under the heading “Compensation of Directors.”
On October 25, 2021, the Company issued a press release announcing the appointment of Ms. Lontoh, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	File No.	Date of First Filing
99.1	Press Release of the Company - TrueBlue Appoints Sonita Lontoh to Board of Directors, dated October 25, 2021.	X

104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	October 25, 2021	By:	/s/ Todd Gilman
Todd N. Gilman
Senior Vice President, Deputy General Counsel & Secretary